SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 3, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN GAS COMPANY

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibit is filed with this Current Report on Form 8-K for the purpose of incorporating such Exhibit by reference in connection with the Company's Registration Statement on Form S-3, File No. 333-107694:

Exhibit No.

        12.1   Actual and Pro Forma Statements of Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: December 3, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer